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MOODYS CORP /DE/ - 10-K405


EX-21
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                         SUBSIDIARIES OF THE REGISTRANT



                                                                     EXHIBIT 21

               LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 2001

                                                                                Jurisdiction
                    COMPANY NAME                                                    of
                                                                                  Creation

         MOODY'S INVESTORS SERVICE PTY. LIMITED                                  Australia

         MOODY'S AMERICA LATINA LTDA.                                            Brazil

         MOODY'S (CANADA) INC.                                                   Canada

         MOODY'S INTERBANK CREDIT SERVICE LIMITED                                Cyprus

         MOODY'S INVESTORS SERVICE, INC.                                         Delaware

         MOODY'S HOLDINGS, INC.                                                  Delaware

         MOODY'S OVERSEAS HOLDINGS, INC.                                         Delaware

         MOODY'S RISK MANAGEMENT SERVICES, INC.                                  Delaware

         MOODY'S INVESTORS SERVICE LTD.                                          England

         MOODY'S HOLDINGS (UK) LIMITED                                           England

         MOODY'S RISK MANAGEMENT SERVICES LTD.                                   England


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MOODYS CORP /DE/ - 10-K405


         MOODY'S FRANCE SA                                                       France

         MOODY'S DEUTSCHLAND GMBH                                                Germany

         MOODY'S ASIA PACIFIC LIMITED                                            Hong Kong

         MOODY'S MAURITIUS HOLDINGS LIMITED                                      India

         MOODY'S RISK MANAGEMENT SERVICES, LTD.                                  Ireland

         MOODY'S ITALIA S.R.L.                                                   Italy

         MOODY'S JAPAN KABUSHIKI KAISHA                                          Japan

         MOODY'S DE MEXICO S.A. DE C.V.                                          Mexico

         MOODY'S HOLDINGS B.V.                                                   Netherlands

         MOODY'S INVESTORS SERVICE ESPANA, S.A.                                  Spain

         MOODY'S SINGAPORE PTE. LTD.                                             Singapore


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